[LOGO]                             BORROWER
                      FIRST EXCHANGE CORPORATION


                                                                COMMERCIAL
                                                            REVOLVING OR DRAW
                                                            NOTE-VARIABLE RATE

                                   ADDRESS
                         2470 GRAY FALLS, SUITE 120
                         HOUSTON, TX 77077

                         TELEPHONE NO.           IDENTIFICATION NO.
                          281-556-5656           76-0364099

--------------------------------------------------------------------------------------------------------------------
OFFICER             INTEREST        PRINCIPAL AMOUNT/       FUNDING/        MATURITY        CUSTOMER        LOAN
INITIALS              RATE            CREDIT LIMIT      AGREEMENT DATE        DATE           NUMBER         NUMBER
TS/bw               VARIABLE        $100,000.00         10/29/98            10/29/99
--------------------------------------------------------------------------------------------------------------------

                                 PROMISE TO PAY

FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender indicated above the principal amount of ONE HUNDRED THOUSAND AND NO/100 Dollars ($100,000.00) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower, plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to expenses, then to accrued unpaid interest, and then to outstanding principal or in any other manner as determined by Lender, in Lender's sole discretion, as permitted by law.

INTEREST RATE: This Note has a variable rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days and the actual number of days per year (and in any event, 365 or 366 days per year during periods when the Maximum Lawful Rate which is defined on the reverse is in effect) and the actual number of days elapsed. So long as there is no default under this Note, interest on this Note shall be calculated at the variable rate of ONE AND 500/1000 percent (1.500%) per annum over the Index Rate, provided that such rate shall not exceed the Maximum Lawful Rate. The initial Index Rate is currently EIGHT AND NO/1000 percent (8.000%) per annum. Therefore, the initial interest rate on this Note shall be NINE AND 500/1000 percent (9.500%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on: the actual date of change.

INDEX RATE: The Index Rate for this Note shall be:

The prime rate as published in The Wall Street Journal's "Money Rates" table. If multiple prime rates are quoted in the table, then the highest prime rate will be the Index Rate.

If the Index becomes unavailable during the term of the loan, Lender may substitute another index which is similar.

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be n/a percent (n/a%) per annum. The Maximum interest rate on this Note shall not exceed EIGHTEEN AND NO/1000 percent (18.000%) per annum, or the Maximum
Lawful Rate, whichever is less.

DEFAULT RATE: In the event of a default under this Note, the Lender may, in its sole discretion, determine that all amounts owing to Lender shall bear interest as follows:

18.00

or the Maximum Lawful Rate, whichever is less.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

INTEREST ONLY PAYMENTS BEGINNING NOVEMBER 29, 1998 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON OCTOBER 29, 1999.

All payments will be made to Lender at its address in the county described above and in lawful currency of the United States of America.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, any partial prepayment will not affect the due date or the amount of any subsequent installment, unless agreed to, in writing, by Borrower and Lender. If this
Note is prepaid in full, there will be: /X/ No prepayment penalty.

/ / A prepayment penalty of:

LATE CHARGE: If an installment is received more than n/a days late, Borrower will be charged a late charge of n/a% of the Installment. Borrower will pay this late charge only once on any installment.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrowers rights, title, and interest in all monies, instruments, and savings, checking, and other deposit accounts of Borrower's, (excluding IRA, Keogh, and trust accounts and deposits subject to tax penalties if so assigned), that are now or in the future in Lenders custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise its security interest in all such property which shall be in addition to and cumulative of Lender's right of common law setoff. /X/ if checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security for this Note now or in the future.

DISHONORED CHECK CHARGE: Borrower will pay a processing fee of $15.00 if any check provided to Lender as payment on this loan is dishonored and returned.

REVOLVING OR DRAW FEATURE: This Note possesses a revolving or draw feature as indicated below.

/X/ This Note possesses a revolving feature. Borrower shall be entitled to borrow up to the full principal amount of the Note from time to time during the term of this Note.

/ / This Note possesses a draw feature. Borrower shall be entitled to make one or more draws under this Note. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Lender shall maintain a written ledger of the amounts loaned to and repaid by Borrower under this Note. The aggregate unpaid principal amount shown on such ledger shall be rebuttable presumptive evidence of the outstanding principal amount owing and unpaid on this Note. The Lender's failure to record the date and amount of any advance on such ledger shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the outstanding principal amount of the advances together with all accrued, unpaid interest thereon. Lender shall not be obligated to provide Borrower with a copy of the ledger on a periodic basis, however, Borrower shall be entitled to inspect or obtain a copy of the ledger during Lender's business hours.

CONDITIONS FOR ADVANCES: Borrower shall be entitled to borrow monies under this Note (subject to the limitations described above) under the following conditions:

RENEWAL: If checked /X/ this Note is given in renewal of, but not in novation or discharge of loan number 248712801016725.

-------------------------------------------------------------------------------

BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.
THIS NOTE AND RELATED DOCUMENTS HAVE BEEN SIGNED IN THE COUNTY OF LENDER'S ADDRESS UNLESS OTHERWISE SPECIFIED: HARRIS

NOTE DATE:       OCTOBER 29, 1998

BORROWER: FIRST EXCHANGE CORPORATION   BORROWER:

------------------------------------   ---------------------------------------
ROGERS E. BEALL
CHAIRMAN

BORROWER:                              BORROWER:

------------------------------------   ---------------------------------------

BORROWER:                              BORROWER:

------------------------------------   ---------------------------------------

BORROWER:                              BORROWER:

------------------------------------   ---------------------------------------